Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934

                       Date of Report:  September 1, 2005

                       RICK'S CABARET INTERNATIONAL, INC.
         (Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

          Texas                         000-26958                 76-0037324
(State Or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (281) 397-6730
              (Registrant's Telephone Number, Including Area Code)

ITEM 8.01     OTHER INFORMATION

     Our Form SB-2 Registration Statement, Commission File No. 333-127799, was declared effective by the Securities and Exchange Commission (the "SEC") on September 1, 2005. We filed a Rule 424(b)(3) Prospectus with the SEC on September 2, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              RICK'S CABARET INTERNATIONAL, INC.



                                    By:  /s/ Eric Langan
                                    --------------------
Date:  September 2, 2005            Eric Langan
                                    Chairman, President, Chief Executive Officer
                                    and Chief Financial Officer